UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2024

Cryomass Technologies Inc
(Exact name of registrant as specified in its charter)

Nevada	000-56155	82-5051728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1001 Bannock St Suite 612, Denver CO	80204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-416-7208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant's Certifying Accountant

On February 5, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Cryomass Technologies Inc, a Nevada corporation (the “Company”), unanimously approved the engagement of Haynie & Company (“Haynie”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024, effective immediately. On February 5, 2024, the Company’s Board of Directors unanimously confirmed the engagement. During the fiscal years ended December 31, 2022, and 2023, and the subsequent interim periods through the date of Haynie’s engagement, neither the Company nor anyone acting on its behalf has consulted with Haynie regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Haynie concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans, and prospects for the Company, including statements about Company’s future expectations, beliefs, goals, plans, or prospects, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of Company’s assumptions prove incorrect, its actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: Company’s ability to achieve or maintain profitability, and to effectively manage its anticipated growth; and the risks described in the other filings Company makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Company as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cryomass Technologies Inc

/s/ Christian Noël
Christian Noël
CEO

Date: February 6, 2024